UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1. Reports to Stockholders.

10

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Annual Report
October 31, 2010

Invests primarily in equity and debt securities of emerging markets telecommunications companies and of infrastructure companies.

Our fund managers’ most useful tool
No. 3: A scooter

In Asian and emerging markets, we make sure we get there in person.

Aberdeen’s Closed-End Funds

Before we make any investment, we always meet with the management of prospective companies for our portfolios. Most companies we see do not pass our rigorous due diligence process, on grounds of quality or price.

Today, Aberdeen manages eight closed-end funds listed on the New York Stock Exchange. These funds’ investment strategies range from regional to country-specific investments.

If you would like to know more about our closed-end funds, visit Aberdeen’s Closed-End Fund Investor Center at:

www.aberdeen-asset.us/cef

Or, receive updates on our funds directly to your computer by registering for our e-mail services through our website or by e-mailing InvestorRelations@aberdeen-asset.com

Our closed-end funds listed in the U.S. include:

•	Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

•	Aberdeen Australia Equity Fund, Inc. (IAF)

•	Aberdeen Chile Fund, Inc. (CH)

•	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)

•	Aberdeen Global Income Fund, Inc. (FCO)

•	Aberdeen Indonesia Fund, Inc. (IF)

•	Aberdeen Israel Fund, Inc. (ISL)

•	Aberdeen Latin America Equity Fund, Inc. (LAQ)

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders

December 10, 2010

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2010. The Fund’s principal investment objective is to seek long-term capital appreciation. For the period ended October 31, 2010, the Fund pursued the investment objective during the period by investing primarily in equity securities of telecommunications companies in emerging markets.

For the period ended October 31, 2010, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 18.6% versus a return of 19.4% for the Fund’s benchmark, the MSCI Emerging Markets Telecommunications Services Index 10/40. Based on market price, the Fund’s shares gained 22.3% during the period, assuming reinvestment of dividends and distributions.

Change in Non-Fundamental Policies and Legal Entity Name

On September 1, 2010, the Board of Directors of the Fund approved changes to non-fundamental investment policies and changed the name of the Fund. The changes took effect November 1, 2010, and as a result, the Fund now emphasizes investments in both emerging markets telecommunications and infrastructure equity and debt securities. The new name of the Fund is Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. The Fund continues to trade on the New York Stock Exchange AMEX under the ticker symbol “ETF” and there was no change in the Fund’s cusip number.

The Fund has been restructured in line with the Board of Directors approval to incorporate emerging infrastructure stocks up to a maximum of 25% of the Fund. Emerging infrastructure stocks introduced into the portfolio include Tenaris, Enka, Multiplan, Usiminas, Ultratech Cement, Siam Cement, Lafarge Malayan Cement, Wilson Sons and Enersis, and OMA as well as Hang Lung, Ayala Land, Swire Pacific and Pacific Basin.

Share Price Performance

The Fund’s share price increased 19.6% over the twelve months, from $15.95 on October 31, 2009 to $19.08 on October 31, 2010. The Fund’s share price on October 31, 2010 represented a discount of 8.5% to the NAV per share of $20.86 on that date, compared with a discount of 11.3% to the NAV per share of $17.99 on October 31, 2009. As of December 10, 2010, the share price was $18.67, representing a discount of 9.6% to the NAV per share of $20.65.

Market Review

The last year has witnessed a number of key market developments in the emerging market telecommunications sector. The growth of the mobile phone has continued and by the end of 2009, mobile phone use worldwide had reached 67% according to International Telecommunications Union (“ITU”), with mobile cellular networks covering close to 90% of the world population. Today a number of emerging markets have exceeded the 100% penetration level. Internet growth has also grown with 26% of the world population online by the end of 2009, approximately 1.7bn people having access to the Internet.

Merger and Acquisition (“M&A”) activity has also been a key feature of the sector over the last twelve months, as management teams seek to attain economy of scale on a global level as well as additional growth opportunities. Notable developments have included Bharti’s acquisition of Zain’s African assets and Telefonica’s acquisition of Portugal Telecom’s stake in Vivo. More recently, Vimpelcom has announced the potential acquisition of Weather Investments, which would give it control of Orascom Telecom.

From an operational perspective, operators have continued to roll-out 3G enabled networks which should facilitate greater data usage. Indeed, this year witnessed the eventual allocation of 3G licenses in India with the possible launch of 3G services in India before calendar year-end 2010. The adoption of smartphones—advanced mobile phones with operating systems—continues to grow and is being stimulated by Apple Inc.’s iPhone and Google Inc.’s Android platform. As a consequence, data revenue is now growing rapidly, stimulated by mobile internet access as well as by the growth in m-commerce and of applications more generally.

As discussed in previous reports, most of the Fund’s private placement holdings are technology oriented venture capital funds. The most recent twelve-month period saw recovering stability in the equity markets as well as a slight increase in the overall portfolio value. The write-ups of these investments were generally the result of third-party financing rounds, sale of investments and the share price increases of some public companies held by the funds. The write-downs, on the other hand, reflected the manager’s judgment with respect to any impairment of value. A fund such as Technology Crossover Ventures (“TCV”) IV benefited most from the improving market conditions and the appreciation of its underlying investments, primarily in those public companies that have already reached a level of maturity.

Distributions in this period decreased from the previous twelve months ($696,716 as compared to $757,715). In the current period, the main contributor to the total distribution was TCV IV ($619,253). We expect

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Letter to Shareholders (concluded)

December 10, 2010

to see more distributions given the current state of the markets and the maturing of some investments.

The investment pace of the private placement holdings increased, with the Fund funding $278,666 in capital calls during the period (versus $221,440 in the twelve months prior). As of October 31, 2010, the Fund had 7.2% of its total capital commitment still unfunded in its active investments

Outlook

The ITU forecasts that by 2015, mobile network coverage will be close to 100% of the world’s population. Further, if current growth rates persist, by 2015, the ITU forecasts that more than half of the world’s population will be using a mobile phone. Moreover, policy makers aim to bring Internet access to half of the world’s population by 2015.

Looking forward the opportunity for large cross-border transformational M&A deals such as the Bharti—Zain deal will be reduced; instead we believe leading telecoms companies will undertake single-market ‘bolt-on’ acquisitions. We also see considerable need for ‘in-market’ consolidation in countries such as India to enable operators to generate profitable returns.

Mobile companies will continue to build on their ability to offer integrated services to enable them to address a larger proportion of the communication services market. Management teams will also further explore the opportunity to develop creative pricing packages for data services, ever conscious of the threat of becoming a ‘dumb pipe’ provider as new companies enter the communication and application services market space.

While some operators are just commencing the roll-out of 3G infrastructure, for example, in India, the industry has already begun to deploy 4G or LTE technology which promises faster transmission speed, greater efficiencies for the operators and one hopes, an improved customer experience.

Dividend Reinvestment and Direct Stock Purchase Plan

As part of a broad effort to enhance available services to Shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent. For both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

The new Plan has similar features to the previous Dividend Reinvestment Plan that was administered by Computershare, but it also offers some enhancements that enable new investors to purchase initial shares through the Plan as a new investor, authorize recurring monthly purchases through the automatic investment feature and purchase shares over the Internet at www.computershare.com/aberdeen or by check.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please contact Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•	Calling toll free at 1-866-839-5205 in the United States,

•	Emailing InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeenetf.com.

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses most topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio Summary

October 31, 2010 (unaudited)

Geographic Asset Breakdown

Top 10 Holdings, by Issuer

October 31, 2010 (unaudited)

Holding		Sector	Country	Percent of Net Assets
1.	China Mobile Limited	Wireless Telecommunication Services	China	11.9%
2.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	10.6%
3.	Bharti Airtel Limited	Wireless Telecommunication Services	India	8.5%
4.	Taiwan Mobile Co., Limited	Wireless Telecommunication Services	Taiwan	8.5%
5.	Portugal Telecom SGPS S.A.	Diversified Telecommunication Services	Portugal	5.3%
6.	Digi.Com BHD	Wireless Telecommunication Services	Malaysia	5.2%
7.	Bezeq Israeli Telecommunication Corp. Limited	Diversified Telecommunication Services	Israel	4.8%
8.	Advanced Info Service Public Co., Limited	Wireless Telecommunication Services	Thailand	4.7%
9.	Mobile Telesystems OJSC	Wireless Telecommunication Services	Russia	4.6%
10.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	Indonesia	4.6%

Average Annual Returns

October 31, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	18.60%	(9.58)%	11.54%	6.88%
Market Value	22.35%	(10.58)%	12.98%	8.50%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.61%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.53%.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments

October 31, 2010

No. of Shares	Description	Value
EQUITY OR EQUITY-LINKED SECURITIES—97.2%
EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES—75.2%
ASIA—0.3%
VENTURE CAPITAL—0.3%
3,622,118(a)	TVG Asian Communications Fund II, L.P.(b)(c)(d) (cost $886,646)	$542,861
CHILE—3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.1%
335,132	Empresa Nacional de Telecomunicaciones S.A. (cost $4,214,099)	5,330,322
CHINA—11.9%
WIRELESS TELECOMMUNICATION SERVICES—11.9%
1,880,172	China Mobile Limited(e)	19,200,907
23,920	China Mobile Limited, ADR	1,228,770
	Total China (cost $23,550,968)	20,429,677
CROATIA—2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.2%
74,400	Hrvatske Telekomunikacije dd(e) (cost $4,098,085)	3,785,569
INDIA—8.5%
WIRELESS TELECOMMUNICATION SERVICES—8.5%
1,989,920	Bharti Airtel Limited(e) (cost $16,758,085)	14,692,617
INDONESIA—7.6%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.6%
7,699,954	PT Telekomunikasi Indonesia Tbk(e)	7,816,853
WIRELESS TELECOMMUNICATION SERVICES—3.0%
7,756,356	PT Indosat Tbk(e)	5,219,681
	Total Indonesia (cost $10,036,060)	13,036,534
KENYA—2.6%
WIRELESS TELECOMMUNICATION SERVICES—2.6%
74,992,400	Safaricom Limited(e) (cost $4,022,722)	4,515,441
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,286,227(a)	JPMorgan Latin America Capital Partners L.P.(b)(c)(d) (cost $666,719)	286,784
MEXICO—10.6%
WIRELESS TELECOMMUNICATION SERVICES-10.6%
317,498	América Móvil S.A.B. de C.V., Series L, ADR (cost $5,895,099)	18,179,936
MOROCCO—2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
186,000	Maroc Telecom(e) (cost $3,402,454)	3,442,513
RUSSIA—8.0%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.4%
374,759	VimpelCom Limited, ADR(c)	5,745,055
WIRELESS TELECOMMUNICATION SERVICES—4.6%
1,007,000	Mobile Telesystems OJSC(e)	7,969,182
	Total Russia (cost $10,014,268)	13,714,237

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (continued)

October 31, 2010

No. of Shares	Description	Value
SOUTH AFRICA—4.2%
WIRELESS TELECOMMUNICATION SERVICES—4.2%
398,791	MTN Group Limited(e) (cost $5,066,586)	$7,175,718
TAIWAN—8.5%
WIRELESS TELECOMMUNICATION SERVICES—8.5%
6,538,340	Taiwan Mobile Co., Limited(e) (cost $10,568,932)	14,583,601
THAILAND—4.7%
WIRELESS TELECOMMUNICATION SERVICES—4.7%
2,696,765	Advanced Info Service Public Co., Limited (cost $7,333,876)	8,106,508
GLOBAL—0.9%
VENTURE CAPITAL—0.9%
7,248,829(a)	Emerging Markets Ventures I, L.P.(b)(c)(d)	777,074
2,400,000(a)	Telesoft Partners II QP, L.P.(b)(c)	843,408
	Total Global (cost $4,076,357)	1,620,482
	Total Emerging Countries (cost $110,590,956)	129,442,800
EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES—22.0%
ISRAEL—6.7%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.8%
3,132,772	Bezeq Israeli Telecommunication Corp. Limited(e)	8,236,878
VENTURE CAPITAL—1.9%
1,674,587(a)	BPA Israel Ventures LLC(b)(c)(d)	472,456
4,000,000(a)	Concord Ventures Fund II, L.P.(b)(c)	866,624
2,750,000(a)	Giza GE Venture Fund III L.P.(b)(c)	565,730
2,000,000(a)	K.T. Concord Venture Fund L.P.(b)(c)	84,344
686,184(a)	Neurone Ventures II, L.P.(b)(c)(d)	208,874
2,001,470(a)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(b)(c)	487,118
1,375,001(a)	Walden-Israel Ventures III, L.P.(b)(c)	578,312
		3,263,458
	Total Israel (cost $15,675,104)	11,500,336
MALAYSIA—5.2%
WIRELESS TELECOMMUNICATION SERVICES—5.2%
1,100,000	Digi.Com BHD(e) (cost $6,798,740)	8,967,162
PORTUGAL—5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—5.3%
624,000	Portugal Telecom SGPS S.A.(e) (cost $6,462,769)	9,016,282
SINGAPORE—4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES—4.2%
3,030,000	Singapore Telecommunications Limited(e) (cost $6,711,795)	7,259,892
UNITED STATES—0.6%
INTERNET SOFTWARE & SERVICES—0.2%
2,485	NetFlix, Inc.(c)	431,148
VENTURE CAPITAL—0.4%
1,952,000(a)	Technology Crossover Ventures IV, L.P.(b)(c)(d)	641,052
	Total United States (cost $685,577)	1,072,200
	Total Developed Countries (cost $36,333,985)	37,815,872

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2010

No. of Shares	Description	Value
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRIES INFRASTRUCTURE—0.0%
ARGENTINA—0.0%
VENTURE CAPITAL—0.0%
1,897,761(a)	Exxel Capital Partners V, L.P.(b)(c) (cost $380,481)	$0
	Total Equity or Equity-Linked Securities—97.2% (cost $147,305,422)	167,258,672
Principal Amount (000’s)	Description	Value
SHORT-TERM INVESTMENT—1.1%
UNITED KINGDOM—1.1%
$1,974	Citibank London, overnight deposit, 0.03%, 11/01/10 (cost $1,974,000)	1,974,000
	Total Investments—98.3% (cost $149,279,422)	169,232,672
	Cash and Other Assets, less Liabilities—1.7%	2,796,873
	Net Assets—100.0%	$172,029,545

(a)	Represents contributed capital.
(b)	Restricted security, not readily marketable. (See Note 7).
(c)	Non-income producing security.
(d)	As of October 31, 2010, the aggregate amount of open commitments for the Fund is $2,479,792. (See Note 7).
(e)
Security was fair valued as of October 31, 2010. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note 1).

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2010

Assets
Investments, at value (Cost $149,279,422)	$169,232,672
Cash (including $2,251,780 of foreign currencies with a cost of $2,096,084)	2,252,293
Dividends receivable	636,693
Investments sold receivable	284,766
Prepaid expenses	27,107
Total assets	172,433,531
Liabilities
Investment advisory fees payable (Note 2)	153,092
Administration fees payable (Note 2)	32,533
Accrued expenses and other liabilities	218,361
Total liabilities	403,986

Net Assets	$172,029,545
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$8,247
Paid-in capital	148,494,293
Undistributed net investment income	4,410,354
Accumulated net realized loss on investments and foreign currency related transactions	(991,373)
Net unrealized appreciation on investments and foreign currency translation	20,108,024
Net Assets applicable to shares outstanding	$172,029,545
Net asset value per share, based on 8,246,665 shares issued and outstanding	$20.86

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Operations

For the Fiscal Year Ended October 31, 2010

Investment Income
Income:
Dividends and other income	$8,000,975
Less: Foreign taxes withheld	(927,677)
Total investment income	7,073,298
Expenses:
Investment advisory fees (Note 2)	1,681,716
Custodian’s fees and expenses	284,904
Legal fees and expenses	123,416
Directors’ fees and expenses	95,644
Administration fees (Note 2)	90,188
Independent auditor’s fees and expenses	67,748
Reports to shareholders and proxy solicitation	65,601
Investor relations fees and expenses	45,038
Insurance expense	41,260
Transfer agent’s fees and expenses	22,130
Miscellaneous	17,248
Total expenses	2,534,893
Less: Fee waivers (Note 2)	(125,756)
Net expenses	2,409,137

Net investment income	4,664,161
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions*	(937,060)
Foreign currency transactions	(71,457)
Net change in unrealized appreciation of investments and foreign currency translation	23,255,005
Net realized and unrealized gain on investments and foreign currency transactions	22,246,488
Net increase in net assets resulting from operations	$26,910,649

*	Includes realized gain distributions from underlying venture capital investments of $455,480.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Increase/(Decrease) in Net Assets

Operations:
Net investment income	$4,664,161	$3,305,416
Net realized gain/(loss) on investments and foreign currency related transactions	(1,008,517)	9,858,505
Net change in unrealized appreciation on investments and foreign currency translations	23,255,005	12,487,235
Net increase in net assets resulting from operations	26,910,649	25,651,156

Dividends and distributions to shareholders from:
Net investment income	(3,209,602)	(2,968,015)

Capital share transactions:
Issuance of 0 and 2,180 shares through the directors compensation plan (Note 2)	–	35,299
Total increase in net assets resulting from operations	23,701,047	22,718,440

Net Assets
Beginning of year	148,328,498	125,610,058
End of year*	$172,029,545	$148,328,498

*	Includes undistributed net investment income of $4,410,354 and $3,208,742, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$17.99	$15.24	$29.69	$17.67	$12.72
Net investment income(a)	0.57	0.40	0.43	0.01	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.69	2.71	(14.98)	12.02 (b)	4.93
Net increase/(decrease) in net assets resulting from operations	3.26	3.11	(14.55)	12.03	4.94
Dividends and distributions to shareholders:
Net investment income	(0.39)	(0.36)	(0.01)	(0.02)	–
Total dividends and distributions to shareholders	(0.39)	(0.36)	(0.01)	(0.02)	–
Anti-dilutive impact due to capital shares tendered or repurchased	–	–	0.11	0.01	0.01
Net asset value, end of period	$20.86	$17.99	$15.24	$29.69	$17.67
Market value, end of period	$19.08	$15.95	$12.66	$28.08	$16.00

Total Investment Return Based on:
Market value(c)	22.35%	29.52%	(54.89)%	75.68%	46.65%
Net asset value	18.60%	21.35%	(48.64)%	68.20%	38.92%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$172,030	$148,328	$125,610	$253,830	$152,045
Average net assets (000 omitted)	$157,099	$131,494	$205,301	$186,460	$125,490
Ratio of expenses to average net assets	1.53%	1.43%	1.37%	1.50%	1.62%
Ratio of expenses to average net assets, excluding fee waivers	1.61%	1.48%	1.42%	1.53%	1.64%
Ratio of expenses to average net assets, excluding taxes	1.53%	1.43%	1.37%	1.50%	1.60%
Ratio of net investment income to average net assets	2.97%	2.51%	1.75%	0.03%	0.09%
Portfolio turnover rate	5.36%	90.65%	34.07%	26.47%	39.79%

(a)	Based on average shares outstanding.
(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.04.
(c)
Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements

October 31, 2010

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in equity securities of telecommunications and infrastructure companies in emerging markets.

The Fund is sector concentrated and has invested a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. During the period, under normal market conditions, the Fund’s strategy was to invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

On September 1, 2010, the Board of Directors of the Fund approved changes to non-fundamental investment policies and changed the name of the Fund. Effective November 1, 2010, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, are invested in equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. In addition, under normal market conditions, at least 20% (but not more than 24.9% at the time of purchase) of the Fund’s net assets will be invested in equity and debt securities of companies in the infrastructure industry. The Fund continues to trade on the New York Stock Exchange AMEX under the ticker symbol “ETF” and there was no change in the Fund’s cusip number.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund’s Board of Directors (the “Board”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2010

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in the venture capitals, which are classified as Level 3 investments. In determining the fair value of investments, management uses the market approach which includes as the primary input the capital balance reported; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the year ended October 31, 2010, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s investments carried at value:

				Balance as of
Investments, at value	Level 1*	Level 2*	Level 3*	10/31/2010
Diversified Telecommunication
Services	$11,075,377	$39,557,987	$–	$50,633,364
Internet Software & Services	431,148	–	–	431,148
Venture Capital	–	–	6,354,637	6,354,637
Wireless Telecommunication Services	27,515,214	82,324,309	–	109,839,523
Short-Term Investments	–	1,974,000	–	1,974,000
Total	$39,021,739	$123,856,296	$6,354,637	$169,232,672

*	At October 31, 2010, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

				Change in
	Balance	Accrued		unrealized	Net	Transfers	Transfers	Balance
Investments,	as of	discounts/	Realized	appreciation/	purchases	into	out of	as of
at value	10/31/2009	premiums	gain/(loss)	(depreciation)	(sales)	Level 3	Level 3	10/31/2010
Venture Capital	$6,768,368	$–	$(173,327)	$(385,133)	$144,729	$–	$–	$6,354,637
Total	$6,768,368	$–	$(173,327)	$(385,133)	$144,729	$–	$–	$6,354,637

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2010

Change in unrealized appreciation/depreciation relating to investments included in the statement of operations attributable to level 3 investments still held at October 31, 2010 is $(385,133). For the fiscal year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., (“BBH & Co.”) the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Recent Accounting Pronouncements:

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2010

end. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date. As of October 31, 2010, there have been no significant transfers between Level 1, Level 2, or Level 3.

(g) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended October 31, 2010 are subject to such review.

(h) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

2. Agreements

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments. The adviser is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAMISL has agreed to waive a portion of its advisory fee. For the fiscal year ended October 31, 2010, AAMISL earned $1,681,716 for advisory services, of which AAMISL waived $125,756.

BBH & Co., is the U.S. Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). The Funds pay BBH monthly for administrative and fund accounting services, at an annual rate of .06% of the Funds’ aggregate assets up to $500 million and .0525% for the next $500 million and .0425% in excess of $1billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the fiscal year ended October 31, 2010, BBH & Co. earned $90,188 from the Fund for administrative and fund accounting services.

Effective February 1, 2010, the Board approved an Investor Relations Services Agreement. Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. The Fund incurred fees of approximately $39,762 as of October 31, 2010. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended October 31, 2009, 2,180 shares were issued through the Directors compensation plan. During the fiscal year ended October 31, 2010, 2,589 shares were purchased pursuant to the directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

3. Investment Transactions

For the fiscal year ended October 31, 2010, purchases and sales of securities, other than short-term investments, were $9,777,704 and $8,208,128, respectively.

4. Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

For the fiscal year ended October 31, 2010 the Fund paid $3,209,602 in distributions, classified as ordinary income. For the fiscal year ended October 31, 2009 the Fund paid $2,968,015 in distributions, classified as ordinary income.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to partnership investments. At October 31, 2010, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$4,410,354
Accumulated net realized loss	(6,461,009)
Unrealized appreciation	25,577,660
Total distributable earnings	$23,527,005

At October 31, 2010, the Fund had a capital loss carry forward for U.S. federal income tax purposes of $6,461,009. Capital loss carry forwards of $5,645,761 and $815,248 expire in 2011 and 2018, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. For the fiscal year ended October 31, 2010, the capital loss carry forward of $9,339,455 expired.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2010

At October 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $143,809,786, $42,975,066, $(17,552,180) and $25,422,886, respectively.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $252,947 has been reclassified from undistributed net investment income and $9,339,456 from paid in capital to accumulated net realized losses on investments and foreign currency related transactions as a result of permanent differences primarily attributable to partnership investments and the expiration of capital loss carry forwards. These reclassifications have no effect on net assets or net asset values per share.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of October 31, 2010 there were 8,246,665 common shares issued and outstanding.

6. Credit Facility

On November 13, 2009, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds will pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds will pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the fiscal year ended October 31, 2010, the Fund had no borrowings under the Credit Facility.

7. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

			Fair Value	Percent of	Distributions	Open
Security	Acquisition Date(s)	Cost	At 10/31/10	Net Assets	Received	Commitments
BPA Israel Ventures LLC	10/05/00 – 12/09/05	$1,160,483	$472,456	0.27	$97,293	$625,413
Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,559,462	866,624	0.50	332,340	–
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	2,790,776	777,074	0.45	7,129,731	851,172
Exxel Capital Partners V, L.P.	05/11/98 – 12/03/98	380,481	–	0.00	205,185	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,812,299	565,730	0.33	724,175	–
JPMorgan Latin America Capital Partners L.P.	04/10/00 – 03/20/08	666,719	286,784	0.17	2,290,424	502,325
K.T. Concord Venture Fund L.P.	12/08/97 – 09/29/00	1,260,856	84,344	0.05	1,320,492	–
Neurone Ventures II, L.P.	11/24/00 – 02/24/09	193,007	208,874	0.12	297,649	75,000
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,624,685	487,118	0.28	380,279	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	569,729	641,052	0.37	2,233,197	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	843,408	0.49	1,109,561	–
TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	886,646	542,861	0.32	3,514,709	377,882
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	885,729	578,312	0.34	942,976	–
Total		$16,076,453	$6,354,637	3.69	$20,578,011	$2,479,792

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2010

8. Share Repurchase Program

Effective November 1, 2009, the Board of the Fund authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. As of October 31, 2010 the Fund did not repurchase any shares.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities dominated in currencies other than U.S. dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus in a Particular Industry:

The Fund focuses its investments in the equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. As a result, the financial, economic, business and political developments in these particular sectors of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in particular sectors.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2010

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2010.

As indicated in the introduction to the Notes to Financial Statements, on September 1, 2010, the Fund announced that the Fund’s Board of Directors had approved changes to certain non-fundamental investment policies of the Fund. As a result of these policy changes, effective November 1, 2010, the Fund did emphasize both emerging markets telecommunications and infrastructure equity and debt securities. The approved changes will not alter the Fund’s investment objective of seeking long-term capital appreciation. In connection with these changes in non-fundamental investment policies, the Fund changed its name effective November 1, 2010 to the Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. to reflect its new portfolio characteristics.

On November 12, 2010 the credit facility with BBH & Co. was renewed for another year.

The Fund declared a distribution of 26.465 cents per share payable on January 14, 2011 to shareholders of record on December 30, 2010.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”, formerly The Emerging Markets Telecommunications Fund, Inc.) at October 31, 2010, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and venture capital issuers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 27, 2010

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Tax Information (unaudited)

For the fiscal year ended October 31, 2010, the Fund designated approximately $3,209,602, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2010, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended October 31, 2010, was $927,677. The amount of foreign source income was $8,000,975. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2010.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-866-839-5205;

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 69	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Since 1996; Chairman since 2005; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	5
Director of Epoch Holding
Corporation; Director of The
Adams Express Company;
Director of Petroleum and
Resources Corporation;
Director of Mirae Asset
Management Funds
(6 funds); Director of
Aberdeen Asia-Pacific
Income Investment
Company Limited

James J. Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 67	Director, Nominating Committee Member and Audit Committee Chairman	Since 1993; current term ends at the 2013 annual meeting	President, Primary Resources Inc. since October 1996	5	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Walter Eberstadt c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 89	Director, Nominating and Audit Committee Member	Since 2005; current term ends at the 2012 annual meeting	Retired since 2005	1	None

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 62	Director, Nominating and Audit Committee Member	Since 2006; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital LLC from January 2004. Director of Wood Resources (private company).	5	Director of iCAD, Inc.; Director of Presstek, Inc.; Director of Credit Suisse Funds (13)

Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 61	Director, Nominating and Audit Committee Member	Since 1993; current term ends at the 2011 annual meeting	President of TA USA (May 1991-Present); President of Rio Chalchoqui SA (June 2007-Present); and President of Expreso Morell SA (December 2009- Present)	3	Director of San Lucas S.A.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Directors

Gregory Hazlett c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 45	Director	Since 2009; current term ends at the 2011 annual meeting	Head of Global Equity Strategies at PIMCO (March 2010-Present); Strategic Advisor at Keywise Capital Management (Hong Kong) Ltd (August 2009-March 2010); Senior Vice President and Chief Investment Officer of The Children’s Hospital of Philadelphia (November 2005- December 2007); Managing Director Global Equities of Howard Hughes Medical Institute (June 1998-March 2005)	1	Director of PXP Lotus Fund; Director of PXP Vietnam Emerging Markets Equity Fund

*
Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and the Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 37	President	Since July 2009
Currently Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited,  the Fund’s Investment Adviser. Previously Director and Vice  President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen  Asset Management Inc. (“AAMI”); Member of Executive  Management Committee of Aberdeen Asset Management PLC  (since August 2005); Managing Director of Aberdeen Asset  Managers (C.I.) Limited (from 2000 to June 2005); Managing  Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and  Investment Sub-Adviser) (from 2000 to May 2005)

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 32	Vice President and Chief Compliance Officer	Since July 2009 (Vice President); Since September 2010 (Chief Compliance Officer)
Currently, Director, Vice President and Head of Legal – Americas  for AAMI. Ms. Nichols joined AAMI in October 2006. Prior to that,  Ms. Nichols was an associate attorney in the Financial Services  Group of Pepper Hamilton LLP (law firm) (2003-2006).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 41	Treasurer and Chief Financial Officer	Since November 2009
Currently, Vice President and Head of Fund Accounting for AAMI.  Ms. Melia joined AAMI in September 2009. Prior to joining  Aberdeen, Ms. Melia was Director of Fund Administration and  accounting oversight for Princeton Administrators LLC, a division  of BlackRock Inc. and had worked with Princeton Administrators  since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 36	Vice President and Secretary	Since July 2009
Currently, Head of Product Management for AAMI. Ms. Kennedy  joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy  was promoted to Assistant Treasurer Collective Funds/North  American Mutual Funds in February 2008 and promoted to  Treasurer Collective Funds/North American Mutual Funds in  July 2008.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
William Baltrus* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 43	Vice President	Since July 2009	Currently, Head of Investor Services for AAMI. Prior to joining AAMI in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 36	Vice President	Since July 2009
Currently, Head of Product and Vice President of AAMI. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Joanne Irvine c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 42	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 38	Vice President	Since July 2009
Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 39	Vice President	Since July 2009
Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Tim Sullivan* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 49	Vice President	Since July 2009	Currently, Head of Product Development for AAMI. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 52	Vice President	Since July 2009
Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

*
Messrs. Pittard, Baltrus, Goodson and Sullivan and Mses. Nichols, Melia, Kennedy and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**
Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. which has a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

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Corporate Information

Directors
Enrique R. Arzac, Chairman
James J. Cattano
Walter Eberstadt
Gregory A. Hazlett
Steven N. Rappaport
Martin M. Torino

Officers
Christian Pittard, President
Jennifer Nichols, Vice President and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary
William Baltrus, Vice President
Alan Goodson, Vice President
Joanne Irvine, Vice President
Devan Kaloo, Vice President
Lucia Sitar, Vice President
Tim Sullivan, Vice President
Hugh Young, Vice President

Investment Manager
Aberdeen Asset Management Investment Services Limited
Bow Bells House
1 Bread Street London,
United Kingdom
EC4M 9HH

Administrator & Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

As of October 31, 2010, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, there were no material changes to the Code of Ethics. Effective December 7, 2010 the Code of Ethics was amended to make certain non-substantive, administrative changes.  The Code of Ethics is included as Exhibit 12(a)(1). During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has designated Enrique R. Arzac and Steven N. Rappaport as Audit Committee Financial Experts. Mr. Arzac and Mr. Rappaport are both considered by the Board to be independent directors as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)1 Audit Related Fees	(c) 2 Tax Fees	(d) All Other Fees
October 31, 2010	$42,600	$3,300	$7,000	Nil
October 31, 2009	$42,600	$3,330	$7,000	Nil

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($3,330 in 2009 and $3,300 in 2010).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures

(1)
Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the one or more of its members (the “Delegate”), and the Delegate shall report to the Committee, at its next regularly scheduled meeting after the Delegate’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Aberdeen or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2009 was $1,591,200.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, AAMISL and any Covered Service Providers for the fiscal year ended October 31, 2010 was $1,018, 100.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of nonaudit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Covered Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

 Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal ended October 31, 2010, the Audit Committee members were:
Enrique R. Arzac
James Cattano
Walter Eberstadt
Steven N. Rappaport
Martin Torino

(b) Not applicable

 Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors approved the proxy voting policies of the Investment Adviser in June 2009.

The proxy voting policies of the Registrant are referenced in Exhibit A and the Investment Adviser are referenced in Exhibit B.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of October 31, 2010.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo
Head of global emerging markets, responsible for the London based Global Emerging Markets team, which manages Latin America and EMEA equities, and also has oversight of GEM input from the Asia team based in Singapore.

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Andy Brown	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in May of 2005 after graduation from St. Andrews University, Scotland.
Stephan Parr	Responsible for investment management on the global emerging markets equities team
Joined Aberdeen in July 2009 via the acquisition of Credit Suisse Asset Management. Currently an investment manager. Previously, Mr. Parr worked for Energis Communications as Head of Strategy. Prior to that he worked for Ernst & Young Management Consultants as a Managing Consultant.

Fiona Manning	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses.
Nick Robinson	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in São Paulo
Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen's US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Devan Kaloo	9	3,942.45	14	17,573.15	53	18,348.31
Andy Brown	9	3,942.45	14	17,573.15	53	18,348.31
Stephan Parr	9	3,942.45	14	17,573.15	53	18,348.31
Fiona Morrison	9	3,942.45	14	17,573.15	53	18,348.31
Nick Robinson	9	3,942.45	14	17,573.15	53	18,348.31
Total Assets are as of October 31, 2010 and have been translated into U.S. dollars at a rate of £1.00 = $1.5988.

There were 6 accounts (with assets under management totaling approximately $1,909.72m) with respect to which part of the advisory fee is based on the performance of the account.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Adviser (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary
The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus
The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each Fund’s performance is judged against the benchmark over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives
As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)
(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2010
Devan Kaloo	0
Andy Brown	0
Stephan Parr	0
Fiona Morrison	0
Nick Robinson	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2009 through November 30, 2009	0	0	920,516	732,319
December 1, 2009 through December 31, 2009	0	0	920,516	732,319
January 1, 2010 through January 31, 2010	0	0	920,516	732,319
February 1, 2010 through February 28, 2010	0	0	920,516	732,319

March 1, 2010 through March 31, 2010	0	0	920,516	732,319
April 1, 2010 through April 30, 2010	0	0	920,516	732,319
May 1, 2010 through May 31, 2010	0	0	920,516	732,319
June 1, 2010 through June 30, 2010	0	0	920,516	732,319
July 1, 2010 through July 31, 2010	0	0	920,516	732,319
August 1, 2010 through August 31, 2010	0	0	920,516	732,319
September 1, 2010 through September 30, 2010	0	0	920,516	732,319
October 1, 2010 through October 31, 2010	0	0	920,516	732,319
Total	0	0	920,516	732,319

1  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
  Christian Pittard,
  President of
  Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

By: /s/ Christian Pittard
  Christian Pittard,
  President of
  Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 7, 2011

By: /s/ Andrea Melia
  Andrea Melia,
  Treasurer and Chief Financial Officer of
  Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 7, 2011

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies